    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 1999

                                                      REGISTRATION NO. 333-66765
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------


                               AMENDMENT NO. 3 TO
                                    FORM S-3


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                         CALYPTE BIOMEDICAL CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                          3826                  06-1226727
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. employer
              of                 Classification Code Number)     identification
incorporation or organization)                                      number)

                1440 FOURTH STREET, BERKELEY, CALIFORNIA 94710,
                                 (510) 749-5100

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            ------------------------

                               WILLIAM A. BOEGER
   President, Chief Executive Officer and Chairman of the Board of Directors
                         Calypte Biomedical Corporation
                               1440 Fourth Street
                           Berkeley, California 94710
                                 (510) 749-5100

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

                               SARAH O'DOWD, ESQ.
                        Heller Ehrman White & McAuliffe
                             525 University Avenue
                          Palo Alto, California 94301
                             (650) 324-7000 (phone)
                              (650) 324-0638 (fax)
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, as amended, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II


ITEM 16. EXHIBITS


  EXHIBIT    DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------------
       4.1*  Common Stock Purchase Agreement between Calypte and the selling stockholders, dated November 2, 1998
       5.1*  Opinion of Heller Ehrman White & McAuliffe
      23.1*  Consent of Heller Ehrman White & McAuliffe (filed as part of Exhibit 5.1)
      23.2   Consent of KPMG Peat Marwick LLP, Independent Auditors
      24.1*  Power of Attorney


------------------------


*   Previously filed with this Registration Statement

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Berkeley, State of California, on January 18, 1999.


                                              CALYPTE BIOMEDICAL CORPORATION

                                                                By:

                                                                                    /s/ JOHN J. DIPIETRO

                                                                         -----------------------------------------

                                                                                      John J. DiPietro

                                                                  CHIEF OPERATING OFFICER, VICE PRESIDENT--FINANCE, CHIEF

                                                                              FINANCIAL OFFICER AND SECRETARY




    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated:



                      SIGNATURE                                        TITLE                         DATE
------------------------------------------------------  ------------------------------------  -------------------
                  WILLIAM A. BOEGER*                    President, Chief Executive Officer
     -------------------------------------------        and Chairman of Board of Directors
                  William A. Boeger                     (Principal Executive Officer)            January 18, 1999

              HOWARD B. URNOVITZ, PH.D.*
     -------------------------------------------        Chief Science Officer and Director
              Howard B. Urnovitz, Ph.D.                                                          January 18, 1999

                                                        Chief Operating Officer, Vice
                 /s/ JOHN J. DIPIETRO                   President--Finance, Chief Financial
     -------------------------------------------        Officer and Secretary (Principal
                   John J. DiPietro                     Financial and Accounting Officer)        January 18, 1999

                    DAVID COLLINS*
     -------------------------------------------        Director
                    David Collins                                                                January 18, 1999

               JULIUS R. KREVANS, M.D.*
     -------------------------------------------        Director
               Julius R. Krevans, M.D.                                                           January 18, 1999

                 MARK NOVITCH, M.D.*
     -------------------------------------------        Director
                  Mark Novitch, M.D.                                                             January 18, 1999

               ZAFAR I. RANDAWA, PH.D.*
     -------------------------------------------        Director
               Zafar I. Randawa, Ph.D.                                                           January 18, 1999

                    PAUL FREIMAN*
     -------------------------------------------        Director
                     Paul Freiman                                                                January 18, 1999

                 /s/ JOHN J. DIPIETRO
     -------------------------------------------
                  John J. DiPietro*
                  (Attorney-in-Fact)

                         CALYPTE BIOMEDICAL CORPORATION

                               INDEX TO EXHIBITS


 EXHIBIT NO.   DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------
       4.1*    Common Stock Purchase Agreement between Calypte and the selling stockholders, dated November 2, 1998

       5.1*    Opinion of Heller Ehrman White & McAuliffe

      23.1*    Consent of Heller Ehrman White & McAuliffe (filed as part of Exhibit 5)

      23.2     Consent of KPMG Peat Marwick LLP, Independent Auditors

      24.1*    Power of Attorney


------------------------

*   Previously filed with this Registration Statement